BLACKROCK FUNDSSM

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Min Vol EAFE Index Fund

Supplement dated November 12, 2020 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of the Funds,

each dated November 27, 2019

On November 10, 2020, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, iShares Edge MSCI Min Vol USA Index Fund and iShares Edge MSCI Min Vol EAFE Index Fund (each, a “Fund”), approved a proposal to close each Fund to new and subsequent investments and thereafter to liquidate each Fund. Accordingly, effective 4:00 p.m. (Eastern time) on February 3, 2021, the Funds will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about February 10, 2021 (the “Liquidation Date”), all of the assets of each Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and each Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, a Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2SAI-EDGE-1120SUP